Exhibit 99.1


Federated World Class Investment Manager (R)
[FEDERATED LOGO OMITTED]


                                                                   PRESS RELEASE


Federated Investors, Inc. Reports First Quarter Earnings; Announces Share Buyback Program and Dividend Increase

o Fixed-income assets reach record high of $28.4 billion; Managed assets increase 10% since Q1 2002

o Board approves 5 million share buyback program and increases quarterly dividend 23% to $0.07 per share

(PITTSBURGH, PA, April 23, 2003) -- Federated Investors, Inc. (NYSE: FII), one of the nation's largest investment management companies, today reported earnings per diluted share (EPS) of $0.43 for the quarter ended March 31, 2003 compared with $0.44 per share for the same quarter last year. Net income was $48.7 million for Q1 2003 compared to net income of $52.3 million for Q1 2002.

The company's board of directors approved an extension of the existing share repurchase program authorizing the company to purchase up to five million shares of Federated Class B Common Stock in addition to the 1.4 million shares remaining eligible for purchase as of March 31, 2003 in its existing program. In Q1 2003, Federated repurchased 2,937,300 shares of Federated Investors, Inc. Class B common stock for $73.5 million in the open market.

The company also announced today that its board of directors increased the quarterly dividend by 23 percent to $0.070 per share from $0.057 per share. The dividend, payable on May 15, 2003, to shareholders of record as of May 7, 2003, was approved based on the company's strong financial position and earnings growth in 2002.

"Strong asset growth and record sales throughout our fixed-income product line during the first quarter resulted from Federated's competitive investment management skills coupled with our strong distribution capabilities," said J. Christopher Donahue, president and CEO. "Federated also continued to enhance investment management capabilities during the first quarter adding four veteran investment professionals to compliment the global equity team and to further augment our proprietary research capabilities."



Contacts:
MEDIA                         MEDIA                     ANALYSTS
Anne Cumberledge              J.T. Tuskan               Ray Hanley
(412) 288-7538                (412) 288-7895            (412) 288-1920
acumberledge@federatedinv.com jtuskan@federatedinv.com  rhanley@federatedinv.com






Federated's total managed assets were $195.7 billion at March 31, 2003, up $18.1 billion or 10 percent from $177.6 billion at March 31, 2002 and up slightly from the $195.4 billion reported at December 31, 2002. Average managed assets for Q1 2003 were $200.7 billion, $17.1 billion higher than the $183.6 billion reported for Q1 2002 and $8.1 billion higher than the $192.6 billion in average managed assets reported for Q4 2002.

Through its mutual funds and separate accounts, Federated managed $45.8 billion in fixed-income and equity assets as of March 31, 2003. Federated's strong fixed-income fund sales continued, reaching $4.5 billion in gross sales and $1.5 billion in net sales for Q1 2003. Led by sales, fixed-income assets increased to $28.4 billion at March 31, 2003, up $6.0 billion from the end of Q1 2002 and up $1.9 billion from the end of Q4 2002.

Federated produced positive equity fund flows with $1.5 billion in gross sales and $170 million in net sales for Q1 2003. Due primarily to negative equity market returns, equity assets declined to $17.4 billion at the end of Q1 2003 from $23.0 billion at the end of Q1 2002 and from $18.1 billion at the end of Q4 2002.

Money market assets in both funds and separate accounts totaled $149.9 billion at March 31, 2003, $17.7 billion or 13 percent over the $132.2 billion at March 31, 2002. Money market fund assets increased to $132.5 billion at the end of Q1 2003 from $131.1 billion at the end of Q1 2002. Money market separate account assets increased to $17.4 billion at the end of Q1 2003 from $1.1 billion at the end of Q1 2002. The increase was due in large part to the addition of the TexPool assets Federated began managing in Q2 2002.

Negative equity market returns in the first quarter of 2003 impacted both revenues and operating expenses. For the first quarter of 2003, revenue declined six percent to $170.0 million, as fixed-income and money market assets increased while equity assets decreased. Operating expenses fell five percent for Q1 2003 to $91.2 million from $95.9 million at Q1 2002.

For Q1 2003, Federated derived 48 percent of its revenue from money market assets, 25 percent from equity assets, 21 percent from fixed-income assets and six percent from other products.

Federated will host an earnings conference call at 1:00 p.m. on April 23, 2003. Investors are invited to listen to Federated's Q1 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 1:00 p.m. EDT start time for the teleconference. The call may also be accessed in real time on the Internet via the Company section of www.federatedinvestors.com. A replay will be available after 4:00 p.m. and until April 30, 2003, by calling 800-642-1687 (domestic) or 706-645-9291
(international) and entering code 9168703.

     Federated Investors, Inc. is one of the largest investment managers in the United States, managing $196 billion in assets as of March 31, 2003. With more than 135 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to more than 5,900 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top one percent of money market fund managers in the industry, the top four percent of fixed-income fund managers and the top five percent of equity fund managers (1). For more information, visit www.federatedinvestors.com.

                                      ###

(1) Strategic Insight, February 28, 2003.  Based on assets in open-end funds.

Certain statements in this press release, such as those related to the prospects for growth constitute forward-looking statements, which involve known and unknown risks, uncertainties, and other factors that may cause the actual results, levels of activity, performance, or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Such factors include those discussed in the company's annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements.

For more complete information on Federated funds, please visit www.federatedinvestors.com for prospectuses. Investors should read the prospectus carefully before investing. Federated Securities Corp., Distributor of the Federated funds. Separately managed accounts available through Federated Investment Counseling, a registered investment advisor.

Unaudited Condensed Consolidated Statements of Income*
(in thousands, except per share data)
---------------------------------------------------------------------
                                         Quarter Ended
                                           March 31,
                                      -------------------------------
                                        2003      2002     % Change
---------------------------------------------------------------------
Revenue
  Investment advisory fees, net       $108,306  $116,441     (7.0)
  Administrative service fees, net      34,700    36,243     (4.3)
  Other service fees, net               25,371    28,014     (9.4)
  Other, net                             1,581       922     71.5
---------------------------------------------------------------------
     Total Revenue                     169,958   181,620     (6.4)
---------------------------------------------------------------------

Operating Expenses
  Compensation and related              42,310    48,536     (12.8)
  General and administrative
   Office and occupancy                  6,819     6,288      8.4
   Professional service fees             6,758     5,661     19.4
   Systems and communications            6,749     6,318      6.8
   Travel and related                    2,850     2,433     17.1
   Other                                 2,276     1,998     13.9
---------------------------------------------------------------------
   Total general and administrative     25,452    22,698     12.1
  Marketing and promotional             17,529    17,904     (2.1)
  Amortization of deferred sales         3,238     3,750     (13.7)
    commissions
  Amortization of intangible assets      2,624     3,061     (14.3)
---------------------------------------------------------------------
     Total Operating Expenses           91,153    95,949     (5.0)
---------------------------------------------------------------------
  Operating Income                      78,805    85,671     (8.0)
---------------------------------------------------------------------

Nonoperating Income (Expenses)
  Investment income, net                   501       456      9.9
  Debt expense -- recourse                (128)      (99)    29.3
  Debt expense -- nonrecourse           (1,056)   (1,054)     0.2
  Other                                     (5)        1   (600.0)
---------------------------------------------------------------------
            Total Nonoperating            (688)     (696)    (1.1)
              Expenses, net
---------------------------------------------------------------------
  Minority interest                      2,518     2,664     (5.5)
---------------------------------------------------------------------
  Income before income taxes            75,599    82,311     (8.2)
  Income tax provision                  26,888    29,988     (10.3)
---------------------------------------------------------------------
  Net Income                          $ 48,711  $ 52,323     (6.9)
---------------------------------------------------------------------
  Earnings Per Share
   Basic                              $    0.44 $    0.46    (4.3)
   Diluted                            $    0.43 $    0.44    (2.3)
---------------------------------------------------------------------
---------------------------------------------------------------------
  Weighted-average shares outstanding
   Basic                               109,685   113,169
   Diluted                             113,973   118,191
---------------------------------------------------------------------
---------------------------------------------------------------------
  Dividends declared per share        $  0.057  $  0.046
---------------------------------------------------------------------
* Certain items previously reported have been reclassified to conform with the current year presentation.





Unaudited Condensed Consolidated Balance Sheets
(in thousands)                                      March 31,   Dec. 31,
                                                       2003        2002
---------------------------------------------------------------------------
Assets
  Cash and other short-term investments             $ 119,044    $150,932
  Other current assets                                 43,310      48,756
  Deferred sales commissions, net                      59,310      58,606
  Intangible assets, net                              232,516     235,166
  Other long-term assets                               35,322      36,547
---------------------------------------------------------------------------
     Total Assets                                   $ 489,502    $530,007
---------------------------------------------------------------------------

Liabilities, Minority Interest and Shareholders'
Equity
  Current liabilities                               $  96,628    $107,920
  Long-term debt--recourse                              1,343       1,385
  Long-term debt--nonrecourse                          58,692      57,858
  Other long-term liabilities and minority interest    22,398      22,127
  Shareholders' equity excluding treasury stock       719,680     676,416
  Treasury stock                                     (409,239)   (335,699)
---------------------------------------------------------------------------
     Total Liabilities, Minority Interest and       $ 489,502    $530,007
        Shareholders' Equity
---------------------------------------------------------------------------


Changes in Equity and Fixed-Income Fund Managed Assets
(in millions)
                                    Quarter Ended March 31,
                                  ----------------------------
                                     2003          2002
--------------------------------------------------------------
Equity Funds
  Beginning Assets                 $ 16,240       $20,760
--------------------------------------------------------------
   Sales                             1,504          1,563
   Redemptions                       (1,334)       (1,306)
--------------------------------------------------------------
     Net sales                         170            257
   Net exchanges                        (9)            36
   Other*                             (795)            72
--------------------------------------------------------------
  Ending Assets                    $ 15,606       $21,125
--------------------------------------------------------------

Fixed-Income Funds
  Beginning Assets                 $ 22,169       $17,378
--------------------------------------------------------------
   Sales                             4,464          3,182
   Redemptions                       (2,983)       (2,169)
--------------------------------------------------------------
     Net sales                       1,481          1,013
   Net exchanges                      (184)            34
   Other*                              303            108
--------------------------------------------------------------
  Ending Assets                    $ 23,769       $18,533
--------------------------------------------------------------

*Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.



(in millions)

-------------------------------------------------------------------------------
MANAGED ASSETS            March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
                             2003      2002       2002      2002       2002
-------------------------------------------------------------------------------
By Asset Class
   Equity                 $  17,400  $  18,067 $  17,097  $  20,886 $  23,025
   Fixed-income              28,372     26,541    25,277     23,260    22,370
   Money market             149,893    150,745   138,552    140,860   132,205
-------------------------------------------------------------------------------
     Total Managed Assets $ 195,665  $ 195,353 $ 180,926  $ 185,006 $ 177,600
-------------------------------------------------------------------------------
By Market
   Trust                  $  95,152  $ 102,186 $  91,065  $  95,001 $  98,228
   Broker/dealer             44,390     44,060    42,413     44,196    45,899
   Institutional             31,551     27,730    27,738     25,310    24,472
   International              1,867      1,795     1,633      1,475     1,366
   Other                     22,705     19,582    18,077     19,024     7,635
-------------------------------------------------------------------------------
     Total Managed        $ 195,665  $ 195,353 $ 180,926  $ 185,006 $ 177,600
     Assets
-------------------------------------------------------------------------------
By Product Type
   Mutual Funds:
      Equity              $  15,606  $  16,240 $  15,506  $  19,034 $  21,125
      Fixed-income           23,769     22,169    21,310     19,472    18,533
      Money market          132,454    136,374   126,292    127,972   131,109
-------------------------------------------------------------------------------
     Total Fund Assets    $ 171,829  $ 174,783 $ 163,108  $ 166,478 $ 170,767
-------------------------------------------------------------------------------
   Separate Accounts:
      Equity              $   1,794  $   1,827 $   1,591  $   1,852 $   1,900
      Fixed-income            4,602      4,372     3,967      3,788     3,837
      Money market           17,440     14,371    12,260     12,888     1,096
-------------------------------------------------------------------------------
     Total Separate       $  23,836  $  20,570 $  17,818  $  18,528 $   6,833
     Accounts
-------------------------------------------------------------------------------
     Total Managed Assets $ 195,665  $ 195,353 $ 180,926  $ 185,006 $ 177,600
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AVERAGE MANAGED ASSETS                       Quarter Ended

-------------------------------------------------------------------------------
                          March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
                             2003      2002       2002      2002       2002
-------------------------------------------------------------------------------
By Asset Class
   Equity                 $  17,662  $  18,041 $  18,515  $  22,191 $  22,334
   Fixed-income              27,420     25,667    24,333     22,949    21,841
   Money market             155,631    148,930   147,174    145,632   139,417
-------------------------------------------------------------------------------
     Total Avg. Assets    $ 200,713  $ 192,638 $ 190,022  $ 190,772 $ 183,592
-------------------------------------------------------------------------------
By Product Type
   Mutual Funds:
      Equity              $  15,867  $  16,303 $  16,838  $  20,279 $  20,471
      Fixed-income           22,954     21,505    20,461     19,106    18,120
      Money market          138,427    135,920   134,747    133,026   138,329
-------------------------------------------------------------------------------
     Total Avg. Fund      $ 177,248  $ 173,728 $ 172,046  $ 172,411 $ 176,920
     Assets
-------------------------------------------------------------------------------
   Separate Accounts:
      Equity              $   1,795  $   1,738 $   1,677  $   1,912 $   1,863
      Fixed-income            4,466      4,162     3,872      3,843     3,721
      Money market           17,204     13,010    12,427     12,606     1,088
-------------------------------------------------------------------------------
     Total Avg. Separate  $  23,465  $  18,910 $  17,976  $  18,361 $   6,672
     Acct.
-------------------------------------------------------------------------------
     Total Avg. Assets    $ 200,713  $ 192,638 $ 190,022  $ 190,772 $ 183,592
-------------------------------------------------------------------------------
ADMINISTERED ASSETS                          Quarter Ended
-------------------------------------------------------------------------------
                          March 31,  Dec. 31,  Sept. 30,  June 30,  March 31,
                             2003      2002       2002      2002       2002
-------------------------------------------------------------------------------
      Period End          $  36,133  $  34,827 $  31,485  $  32,830 $  42,790
      Average             $  36,790  $  36,303 $  32,319  $  39,367 $  43,550
-------------------------------------------------------------------------------